SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

RS Investment Trust

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

RS Investment Trust

IMPORTANT PROXY INFORMATION

Your Vote Counts!

PLEASE USE 14-DIGIT CONTROL NUMBER & 8-DIGIT

SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL BY TELEPHONE OR VIA THE INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the RS Investment Trust Shareholder Meeting to Be Held on May 20, 2011.

As a shareholder, it is important for you to vote!

On the back of this notice, you will find a summary of the proposals that require a shareholder vote at the Meeting.

This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement for the Meeting and Form of Proxy are available at: https://www.proxy-direct.com/rsi

If you want to receive a paper copy of the documents or an email with a link to the documents, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within 3-business days of receipt of the request. Please make your request as soon as possible, but no later than May 10, 2011, to facilitate timely delivery. The Joint Meeting of Shareholders of RS Investment Trust will be held on May 20, 2011, at 9:00 a.m., Pacific Time, at the offices of the Trust at 388 Market Street, 17th Floor, San Francisco, CA 94111. To obtain directions to be able attend the meeting and vote in person, call 1-800-766-3863.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE, OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/rsi

On this site you can view the Proxy Statement and Form of Proxy online, request paper copies, request an email with a link to the materials and/or set future delivery preferences. Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331

Obtain paper copies of the Proxy Statement and/or Form of Proxy with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. or Canada at NO CHARGE to you. Follow the instructions provided in the recorded messages.

EMAIL US AT: proxymaterials@computershare.com:

Email us to request Proxy Materials for the shareholder meeting and/or to set future delivery preferences.

•   Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this notice in your email request for materials.

•   If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN MAY 10, 2011, TO FACILITATE TIMELY DELIVERY.

This meeting is being held for the following purposes:

1.	To vote for the election of Trustees.

The Board of Trustees unanimously recommends that shareholders vote FOR each nominee to the Board of Trustees identified in the Proxy Statement and FOR the proposal discussed in the Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on March 15, 2011 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The proxy is being solicited on behalf of the Board of Trustees of the Trust.

*** exercise your right to vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 20, 2011.

RS INVESTMENT TRUST

Meeting Information

Meeting Type:             Special Meeting

For holders as of:        March 15, 2011

Date:    May 20, 2011    Time: 9:00 AM Pacific Time

Location:	RS Investment Trust
388 Market Street, 17 Fl.
San Francisco, CA 94111

You are receiving this communication because you hold shares in the above named fund.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You

Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow            XXXX XXXX XXXX

(located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked

by the arrow            XXXX XXXX XXXX            (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 9, 2011 to facilitate timely delivery.

How To

Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting Items

The Board of Directors recommends you vote FOR the following:

1.	To vote for the election of Trustees:

01) Judson Bergman	05) Deanna M. Mulligan
02) Kenneth R. Fitzsimmons, Jr.	06) Gloria S. Nelund
03) Anne M. Goggin	07) Terry R. Otton
04) Christopher C. Melvin, Jr.	08) John P. Rohal

2.	To transact such other business as may properly come before the meeting and any adjournments thereof.

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Voting Instructions

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